                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

       Date of report (Date of earliest event reported): December 13, 2000


                              GILEAD SCIENCES, INC.
             (Exact name of registrant as specified in its charter)

       Delaware                             0-19731                                 94-3047598
(State of jurisdiction)               (Commission File No.)             (IRS Employer Identification No.)


                               333 Lakeside Drive,
                              Foster City, CA 94404
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (650) 574-3000

Item 5. OTHER EVENTS

     On December 13, 2000, Gilead Sciences, Inc. entered into a purchase agreement providing for the sale, to certain initial purchasers, of $250.0 million of convertible subordinated notes ($300.0 million if the initial purchasers' over-allotment option is exercised in full). A press release relating to the notes is attached hereto as Exhibit 99.1.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibits

          99.1 Press Release dated December 14, 2000

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           GILEAD SCIENCES, INC.


Dated: December 14, 2000                   By:   /s/ Mark L. Perry
                                              --------------------------------
                                                 Mark L. Perry
                                                 Executive Vice President,
                                                 Operations

                                  EXHIBIT INDEX

Exhibit
Number            Description
-------           -----------

99.1     Press Release titled "Gilead Sciences Announces Private Offering of
         Convertible Subordinated Notes" dated December 14, 2000.